Revenue Recognition, Accounts Receivable, and Concentration of Credit Risk	6 Months Ended
Jun. 30, 2015
Revenue Recognition Accounts Receivable And Concentration Of Credit Risk [Abstract]
Revenue Recognition Accounts Receivable And Concentration Of Credit Risk [Text Block]

 5. Revenue Recognition, Accounts Receivable, and Concentration of Credit Risk

Our Urgent and Primary Care Business

We have agreements with governmental and other third-party payors that provide for payments to us based on contractual adjustments to our established rates. Net revenue is reported at the time service is rendered at the estimated net realizable amounts, after giving effect to estimated contractual amounts from patients, third-party payors and others, and an estimate for bad debts.
Contractual adjustments are accrued on an estimated basis in the period the related services are rendered, and adjusted in future periods as final settlements are determined. We grant credit without collateral to our patients, who consist primarily of local residents insured by third-party payors. A summary of the basis of reimbursement with major third-party payors is as follows:
Commercial and HMO — We have entered into agreements with certain commercial insurance carriers, health maintenance organizations, and preferred provider organizations. Billing methodologies under these agreements include discounts from established charges and prospectively determined rates.
Medicare — Services rendered to Medicare program beneficiaries are recorded at prospectively determined rates. These rates vary according to a patient classification system that is based on clinical, diagnostic, and other factors.
In establishing allowance for bad debts, we consider historical collection experience, the aging of the account, payor classification and patient payment patterns. We adjust this allowance prospectively.
Collection of payment for services provided to patients without insurance coverage is done at time of service.
Below is a summary of accounts receivable as of June 30, 2015, and revenues for the six months ended June 30, 2015, for our urgent and primary care business. We entered the urgent and primary care business in May 2014.

June 30, 2015
Accounts receivable	$2,616
Less:
Estimated allowance for uncollectible amounts	(1,538)
Accounts receivable, net	$1,078

June 30, 2015
Gross revenue	$10,119
Less:
Provision for contractual adjustments and estimated uncollectible amounts	(5,093)
Net revenue	$5,026

Our Ancillary Network Business

We recognize revenue on the services that we provide, which includes (i) providing payor clients with a comprehensive network of ancillary healthcare providers; (ii) providing claims management, reporting, processing and payment services; (iii) providing network/need analysis to assess the benefits to payor clients of adding additional/different service providers to the client-specific provider networks; and (iv) providing credentialing of network service providers for inclusion in the client payor-specific provider networks. Revenue is recognized when services are delivered, which occurs after processed claims are billed to the payor clients and collections are reasonably assured. We estimate revenues and costs of revenues using average historical collection rates and average historical margins earned on claims. Periodically, revenues are adjusted to reflect actual cash collections so that revenues recognized accurately reflect cash collected.
We record a provision for refunds based on an estimate of historical refund amounts. Refunds are paid to payors for overpayment on claims, claims paid in error, and claims paid for non-covered services. In some instances, we will recoup payments made to the ancillary service provider if the claim has been fully resolved. The evaluation is performed periodically and is based on historical data. We present revenue net of the provision for refunds on the consolidated statement of operations.
After careful evaluation of the key gross and net revenue recognition indicators, we have concluded that our circumstances are most consistent with those key indicators that support gross revenue reporting, since we are fulfilling the services of a principal versus an agent.
Following are the key indicators that support our conclusion that we act as a principal when settling claims for service providers through our contracted service provider network:
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The Company is the primary obligor in the arrangement.  We have assessed our role as primary obligor as a strong indicator of gross reporting. We believe that we are the primary obligor in our transactions because we are responsible for providing the services desired by our payor clients. We have distinct, separately negotiated contractual relationships with our payor clients and with the ancillary healthcare providers in our networks. We do not negotiate “on behalf of” our payor clients and do not hold ourselves out as the agent of the payor clients when negotiating the terms of our ancillary healthcare service provider agreements. Our agreements contractually prohibit payor clients and service providers from entering into direct contractual relationships with one another. The payor  clients have no control over the terms of our agreements with the service providers. In executing transactions, we assume key performance-related risks. The payor clients hold us responsible for fulfillment, as the provider, of all of the services the payor clients are entitled to under their contracts; payor clients do not look to the service providers for fulfillment. In addition, we bear the pricing/margin risk as the principal in the transactions. Because the contracts with the payor clients and service providers are separately negotiated, we have complete discretion in negotiating both the prices we charge our payor clients and the financial terms of our agreements with the service providers. Because our profit is the spread between the amounts received from the payor clients and the amount paid to the service providers, we bear significant pricing and margin risk. There is no guaranteed mark-up payable to us on the amount we have contracted. Thus, we bear the risk that amounts paid to the service provider will be greater than the amounts received from the payor clients, resulting in a loss or negative claim.

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The Company has latitude in establishing pricing.  As stated above, we are able to negotiate the price payable to us by our payor clients as well as the price to be paid to each contracted service provider. This type of pricing latitude indicates that we have the risks and rewards normally attributed to a principal in the transactions.

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The Company changes the product or performs part of the services.  We provide the benefits associated with the relationships we build with the payor clients and the services providers. While the parties could deal with each other directly, the payor clients would not have the benefit of our experience and expertise in assembling a comprehensive network of service providers, in claims management, reporting and processing and payment services, in performing network/needs analysis to assess the benefits to payor clients of adding additional/different service providers to the client payor-specific provider networks, and in credentialing network service providers.

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The Company has complete discretion in supplier selection.  We have complete discretion in supplier selection. One of the key factors considered by payor clients which engage us is to have the Company undertake the responsibility for identifying, qualifying, contracting with and managing the relationships with the ancillary healthcare service providers. As part of the contractual arrangement between us and our payor clients, the payors identify their obligations to their respective covered persons and then work with us to determine the types of ancillary healthcare services required in order for the payors to meet their obligations. We may select the providers and contract with them to provide services at its discretion.

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The Company is involved in the determination of product or service specifications.  We work with our payor clients to determine the types of ancillary healthcare services required in order for the payors to meet their obligations to their respective covered persons. In some respects, we are customizing the product through our efforts and ability to assemble a comprehensive network of providers for our payors that is tailored to each payor’s specific needs. In addition, as part of our claims processing and payment services, we work with the payor clients, on the one hand, and the providers, on the other, to set claims review, management and payment specifications.

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The supplier (and not the Company) has credit risk.  We believe we have some level of credit risk, but that risk is mitigated because we do not remit payment to providers unless and until we have received payment from the relevant payor clients following our processing of a claim.

•	The amount that the Company earns is not fixed. We do not earn a fixed amount per transaction nor do we realize a per-person per-month charge for our services.
We have evaluated the other indicators of gross and net revenue recognition, including whether or not we have general inventory risk. We do not have any general inventory risk, as our business is not related to the manufacture, purchase or delivery of goods and we do not purchase in advance any of the services to be provided by the ancillary healthcare service providers. While the absence of this risk would be one indicator in support of net revenue reporting, as described in detail above, we have carefully evaluated all of the key gross and net revenue recognition indicators and have concluded that our circumstances are more consistent with those key indicators that support gross revenue reporting.

If, however, we were to report our ancillary network revenues, net of provider payments rather than on a gross reporting basis, for the three and six months ended June 30, 2015, our net ancillary network revenues would have been $1.5 million and $2.9 million, respectively. For the three and six months ended June 30, 2014, our net ancillary network revenues would have been approximately $1.6 million and $2.9 million, respectively.

For our ancillary network business, HealthSmart comprised a significant portion of our net revenue during the period ended June 30, 2015 and 2014. The following is a summary of the approximate amounts of our net revenue and accounts receivable attributable to HealthSmart as of the dates and for the periods presented:

	As of June 30, 2015	Period ended June 30, 2015				As of June 30, 2014	Period ended June 30, 2014
		Three months		Six months			Three months		Six months
	Accounts Receivable	Revenue	% of Total Revenue	Revenue	% of Total Revenue	Accounts Receivable	Revenue	% of Total Revenue	Revenue	% of Total Revenue
HealthSmart Preferred Care II, L.P.	$557	$2,056	25%	$3,873	23%	$1,029	$2,312	39%	$3,544	32%
We maintain an allowance for uncollectible receivables which primarily relates to payor refunds. Refunds are paid to payors for overpayments on claims, claims paid in error, and claims paid for non-covered services. In some instances, we will recoup payment made to the ancillary service provider if the claim has been fully resolved. Co-payments, deductibles and co-insurance payments can also impact the collectability of claims. While we are able to process a claim and estimate the cash we will receive from the payor for that claim, the presence of co-pays, deductibles and co-insurance payments can affect the ultimate collectability of the claim. We record an allowance against revenue to better estimate collectability. Provisions for refunds recorded were approximately $(174,000) and $53,000 for the three-month periods ended June 30, 2015 and 2014, respectively. The allowance was approximately $125,000 and $341,000 at June 30, 2015 and 2014, respectively.